                                                                    Exhibit 10.1

                      INTERIM INVESTMENT ADVISORY AGREEMENT

                           MACC PRIVATE EQUITIES INC.
                             A Delaware Corporation

     This INTERIM INVESTMENT  ADVISORY AGREEMENT dated as of April 30, 2005 (the
"Agreement") by MACC Private  Equities Inc., a company  organized under the laws of the State of Delaware ("the Company"), and InvestAmerica Investment Advisors,
Inc.,  a  corporation  organized  under  the  laws  of  the  State  of  Delaware
("InvestAmerica").

     WHEREAS,  the  Company  is a  closed-end  investment  company  that  may be operated and regulated as a business development company ("Business  Development
Company")  as defined in the  Investment  Company Act of 1940,  as amended  (the
"ICA");

     WHEREAS, InvestAmerica is qualified to provide investment advisory services to the Company and is registered as an investment  advisor under the  Investment
Advisors Act of 1940, as amended.

     NOW,  THEREFORE,  in  consideration  of the  foregoing  and other  good and valuable consideration, the parties hereto agree as follows:

     Section 1. Definitions.

     1.1  "Affiliate"  shall  have  the  meaning  given  under  Rule  144 of the
Securities Act of 1933, as amended.

     1.2  "Assets Under  Management" shall mean the total value of the Company's assets managed by InvestAmerica under this Agreement.

     1.3  "Capital Losses" are those which are placed, consistent with generally accepted  accounting  principles,  on the books of the  Company  and which occur when:

          (a) An actual or realized loss is sustained owing to Portfolio Company or  investment  events  including,  but not  limited  to,  liquidation,  sale or bankruptcy;

          (b) The Board of  Directors of the Company  determines  that a loss or depreciation  in value  from the value on the date of this  Agreement  should be taken by the Company in accordance with generally accepted accounting principles and SBA  accounting  regulations  and is  shown  on its  books  as a part of the periodic  valuation  of the  Portfolio  Companies  by  the  Board  of  Directors
("Unrealized Depreciation"); or

          (c) Capital Losses are adjusted for reverses of depreciation  when the
Board of Directors  determines  that a value  should be adjusted  upward and the investment value remains at or below original cost.

For purposes of this definition, in any case where the Board of Directors of the
Company writes down the value of any  investment in the Company's  portfolio (in accordance  with the standards set forth in subsection  1.3(b) above),  (i) such reduction in value shall result in a new cost basis for such investment and (ii)
the most recent cost basis for such investment  shall  thereafter be used in the determination  of any Realized  Capital Gains or Capital Losses in the Company's
portfolio  (i.e.,  there shall be no  double-counting  of losses when a security
(whose value has declined in a prior period) is ultimately sold at a price below its historical cost.)

     1.4  "The  Company"  shall  mean MACC  Private  Equities  Inc.,  a Delaware corporation.

     1.5  "ICA" has the meaning set forth in the first recital hereof.

     1.6  "Net Capital  Gains" shall mean Realized  Capital Gains net of Capital
Losses determined in accordance with generally accepted accounting principles.

     1.7  "Other Venture  Capital Funds" has the meaning set forth in subsection
3.2.

     1.8  "Portfolio Company" or "Portfolio  Companies" shall mean any entity in which the Company may make an investment and with respect to which InvestAmerica will be  providing  services  pursuant  hereto,  which  investments  may include ownership of capital stock,  loans,  receivables due from a Portfolio Company or other debtor on sale of assets  acquired in liquidation  and assets  acquired in liquidation of any Portfolio Company.

     1.9  "Private  Capital"  has the  meaning  ascribed to that term in the SBA regulations  in effect as of the date hereof (which  regulations  define Private
Capital to exclude unrealized gains and losses).

     1.10 "Realized  Capital Gains" shall mean capital gains after deducting the cost and  expenses  necessary  to achieve the gain (e.g.,  broker's  fees).  For purposes of this  Agreement,  capital gains are Realized  Capital Gains upon the cash sale of the  capital  stock or assets of a  Portfolio  Company or any other asset or item of property managed by InvestAmerica  pursuant to the terms hereof or any Realized  Capital Gain has occurred in accordance  with GAAP which is not cash as described in the following  sentence.  Realized Capital Gains other than cash gains, shall be recorded and calculated in the period the gain is realized;
however in  determining  payment of any incentive fee, the payment shall be made when the cash is received. The amount of the fee earned on gains other than cash shall be recorded as incentive  fees payable on the financial  statements of the
Company.

     1.11 "SBA" shall mean the United States Small Business Administration.

     1.12 "SEC" shall mean the United States Securities and Exchange Commission.

     Section 2.  Investment  Advisory  Engagement.  The Company  hereby  engages
InvestAmerica as its investment advisor.

     2.1  As such, InvestAmerica will:

          (a)  Manage,  render  advice  with  respect  to,  and  make  decisions regarding the  acquisition  and  disposition  of  securities in accordance  with applicable law and the Company's  investment policies as set forth in writing by the Board of Directors, to include (without limitation) the search and marketing for  investment  leads,  screening  and  research of  investment  opportunities, maintenance  and  expansion  of a  co-investor  network,  review of  appropriate investment  legal  documentation,  presentations of investments to the Company's
Board of Directors (when and as required),  closing of  investments,  monitoring and management of investments and exits,  preparation of valuations,  management of relationships with the SEC, shareholders, outside auditors, and the provision of other services  appropriate  to the management of a Business and  Development
Company;

          (b) Make  available  and,  if  requested  by  Portfolio  Companies  or entities  in which  the  Company  is  proposing  to  invest,  render  managerial assistance to, and exercise  management rights in, such Portfolio  Companies and entities as  appropriate  to maximize  return for the Company and to comply with regulations;

          (c) Maintain  office space and  facilities  to the extent  required by
InvestAmerica to provide adequate management services to the Company;

          (d) Maintain the books of account and other  records and files for the
Company, but not to include auditing services; and

          (e) Report to the Company's Board of Directors, or to any committee or officers acting pursuant to the authority of the Board, at such reasonable times and in such reasonable  detail as the Board deems appropriate in order to enable the  Company to  determine  that  investment  policies  are being  observed  and implemented  and that the  obligations  of  InvestAmerica  hereunder  are  being fulfilled.  Any investment program  undertaken by InvestAmerica  pursuant hereto and any other  activities  undertaken by  InvestAmerica on behalf of the Company shall at all  times be  subject  to  applicable  law and any  directives  of the
Company's Board of Directors or any duly constituted committee or officer acting pursuant to the authority of the Company's Board of Directors.

     2.2  InvestAmerica  will be  responsible  for the following  expenses:  its staff  salaries and fringes,  office  space,  office  equipment  and  furniture, communications,  travel, meals and entertainment,  conventions, seminars, office supplies,  dues and  subscriptions,  hiring fees,  moving  expenses,  repair and
maintenance,   employment  taxes,   in-house   accounting   expenses  and  minor
miscellaneous expenses.

     InvestAmerica  will  pay for its  own  account  all  expenses  incurred  in rendering the services to be rendered hereunder. Without limiting the generality of the  foregoing,  InvestAmerica  will  pay the  salaries  and  other  employee benefits  of the persons in its  organization  whom it may engage to render such services, including without limitation, persons in its organization who may from time to time act as officers of the Company.

     Notwithstanding   the   foregoing,   InvestAmerica   will  earn   incentive
compensation  on  a  quarterly  basis,   which  shall  not  be  deemed  part  of
compensation or other employee benefits for the purpose of this paragraph.

     2.3  In connection with the services  provided,  InvestAmerica  will not be responsible for the following expenses which shall be the sole responsibility of the Company and will be paid promptly by the Company:  auditing  fees; all legal expenses; legal fees normally paid by Portfolio Companies;  National Association of Small Business  Investment  Companies and other appropriate trade association fees; brochures, advertising,  marketing and publicity costs; interest on SBA or other debt;  fees to the Company and its directors and Board fees; any fees owed or paid to the Company,  its Affiliates or fund  managers;  any and all expenses associated with property of a Portfolio Company taken or received by the Company or on its behalf as a result of its  investment  in any Portfolio  Company;  all
reorganization  and  registration   expenses  of  the  Company;   the  fees  and
disbursements of the Company's counsel,  accountants,  custodian, transfer agent and  registrar;  fees and expenses  incurred in producing and effecting  filings with federal and state securities administrators;  costs of periodic reports to, and other communications with the Company's  shareholders;  fees and expenses of members of the  Company's  Board of Directors who are not  directors,  officers, employees or Affiliates of  InvestAmerica or of any entity which is an Affiliate of  InvestAmerica;  premiums  for  the  fidelity  bond,  if any,  maintained  by
InvestAmerica  pursuant to ICA Section 17;  premiums for  directors and officers insurance  maintained  by the Company;  all  transaction  costs  incident to the acquisition,  management and protection of and  disposition of securities by the
Company; and any other expenses incurred by or on behalf of the Company that are not expressly payable by InvestAmerica under Section 2.2. above.

     2.4  Subject to  approval by the Board of  Directors  of the Company and in accordance  with the ICA,  InvestAmerica  may retain one or more  subadvisors to assist it in performance of its duties hereunder.

     Section 3. Nonexclusive Obligations; Co-investments.

     3.1  The  obligations  of  InvestAmerica  to the Company are not exclusive.
InvestAmerica and its Affiliates, may in their discretion,  manage other venture capital  funds and render the same or similar  services  to any other  person or persons  who  may be  making  the  same  or  similar  investments.  The  parties acknowledge that  InvestAmerica  may offer the same investment  opportunities as may be  offered  to the  Company  to other  persons  for whom  InvestAmerica  is providing services. Neither InvestAmerica nor any of its Affiliates shall in any manner be liable to the Company or its Affiliates by reason of the activities of
InvestAmerica  or its  Affiliates  on  behalf  of  other  persons  and  funds as described in this  paragraph and any conflict of interest  arising  therefrom is hereby expressly waived.

     3.2  For the benefit of the Company's investment activities,  InvestAmerica and its Affiliates intend to maintain various future co-investment relationships involving  the  Company  which may  result in the  Company  being  accorded  the opportunity in the future to review and to invest in certain  investments  found by other  venture  capital funds managed by  InvestAmerica

and its Affiliates,  including  NDSBIC,  L.P., Lewis and Clark Private Equities,
LP, and Invest Northwest, LP (collectively, the "Other Venture Capital Funds").

     For purposes of this Section 3.2,  where the Company has an  opportunity to co-invest with the Other Venture Capital Funds,  investment  opportunities shall be offered to the Company and the Other Venture  Capital Funds,  as the case may be, (a) in the same proportion as its Private Capital bears to the total Private
Capital  of the  Company  and the Other  Venture  Capital  Funds  with which the
Company proposes to co-invest,  in the aggregate, or (b) in such other manner as is otherwise  agreed upon by the Company and the Other  Venture  Capital  Funds.
Notwithstanding  anything to the  contrary  contained  in this  Section 3.2, the terms of any  exemptive  order  applicable to  co-investments  between the Other
Venture  Capital  Funds  and  the  Company  will  control  as to  the  terms  of co-investments among the Company and Other Capital Venture Funds.

     3.3  InvestAmerica will cause to be offered to the Company opportunities to acquire or dispose of  securities  as provided in the  co-investment  guidelines summarized in the section of the Company's SEC Registration  Statement  entitled
"Investment Objectives and Policies -- Co-Investment  Guidelines." Except to the
extent  of  acquisitions  and   dispositions   that,  in  accordance  with  such
co-investment  guidelines,  require the specific approval of the Company's Board
of  Directors,   InvestAmerica   is  authorized  to  effect   acquisitions   and
dispositions  of  securities  for  the  Company's  account  in   InvestAmerica's
discretion.  Where such  approval is required,  InvestAmerica  is  authorized to effect  acquisitions and dispositions for the Company's  account upon and to the extent of such approval.  The Company will put  InvestAmerica  in funds whenever
InvestAmerica requires funds for an acquisition of securities in accordance with the  foregoing,  and the Company will cause to be delivered in  accordance  with
InvestAmerica's  instructions any securities  disposed of in accordance with the foregoing.

     3.4  Should  InvestAmerica  or any of its  Affiliates  agree to  perform or undertake any investment  management  services  described in Section 3.1 for any funds or persons in  addition  to the  Company,  InvestAmerica  will  notify the
Company,  in writing,  not later than the  commencement of such agreement or the initial provision of such services.

     3.5  Any such investment  management services and all co-investments  shall at all times be provided in strict  accordance with rules and regulations  under the ICA, any exemptive order thereunder  applicable to the Company and the rules and regulations of the SBA.

     Section 4. Services to Portfolio Companies.

     4.1  It is  acknowledged  that as a part of the  services to be provided by
InvestAmerica  hereunder,  certain of its employees,  representatives and agents will act as members of the board of directors of individual Portfolio Companies, will vote the shares of the capital stock of Portfolio Companies, and make other decisions  which may effect the near-and the long-term  direction of a Portfolio
Company.  Unless otherwise  restricted  hereafter by the Company in writing,  in regard to such actions and decisions the Company hereby  appoints  InvestAmerica
(and such officers, Directors, employees, representatives and agents is it shall designate)  as its  proxy,  as a result of which  InvestAmerica  shall  have the authority,  in its performance of this

Agreement,  to  make  decisions  and to  take  such  actions,  without  specific authority  from the Board of Directors of the Company,  as to all matters  which are not hereby restricted.

     4.2  All  fees,  including  director's  fees that may be paid by or for the account of an entity in which the Company  has  invested or in which the Company is proposing to invest in connection with an investment transaction in which the
Company  participates  or  provides  managerial  assistance,  will be treated as commitment fees or management fees and will be received by the Company, pro rata to its  participation in such transaction.  InvestAmerica  will be allowed to be reimbursed by Portfolio  Companies for all direct  expenses  associated with due diligence and management of portfolio  investments  or investment  opportunities
(travel, meals, lodging, etc.).

     4.3  The sole and exclusive  compensation to InvestAmerica for its services to be rendered  hereunder will be in the form of a management fee and a separate incentive fee as provided in Section 5. Should any officer,  director,  employee or Affiliate of InvestAmerica serve as a member of the Board of Directors of the
Company,  such officer,  director,  employee or Affiliate of InvestAmerica shall not receive compensation as a member of the Board of Directors of the Company.

     Section 5. Management and Incentive Fees.

     5.1  During the term of this Agreement,  the Company will pay InvestAmerica monthly in arrears a management  fee equal to 1.5% per annum of the Assets Under
Management.  The Management fee shall be calculated on a non-consolidated basis, excluding MorAmerica Capital Corporation.

     5.2  During  the  term  of  this   Agreement   the  Company  shall  pay  to
InvestAmerica  an incentive fee determined as specified in this Section 5.2. The incentive  fee  shall  be  calculated  on  a  nonconsolidated  basis,  excluding
MorAmerica Capital Corporation.

          (a) The incentive fee shall be calculated as follows:

               (i) The  amount  of the fee  shall be  13.4%  of the Net  Capital
Gains,  before taxes,  resulting  from the  disposition  of  investments  in the
Company's  Portfolio Companies or resulting from the disposition of other assets or  property  of the  Company  managed by  InvestAmerica  pursuant  to the terms hereof.

               (ii)  Net  Capital  Gains,  before  taxes,  shall  be  calculated annually  at the end of each  fiscal  year for the  purpose of  determining  the earned  incentive  fee,  unless  this  Agreement  is  terminated  prior  to  the completion of any fiscal year, then such calculation shall be made at the end of such  shorter  period.  A  preliminary  calculation  shall  be made on the  last business  day of each of the three  fiscal  quarters  preceding  the end of each fiscal year for the  purpose of  determining  the  incentive  fee payable  under
Section 5.2(c)(i) below.  Capital Losses and Realized Capital Gains shall not be cumulative  (i.e.,  no Capital  Losses nor  Realized  Capital  Gains are carried forward into any subsequent fiscal year).

               (iii) The incentive  fee for the fiscal year ended  September 30,
2005 shall be computed based on the full fiscal year, even though this Agreement commenced on April 30, 2005.

          (b) Upon termination of this Agreement all earned but unpaid incentive fees shall be immediately  due and payable;  provided,  however,  that incentive fees earned with respect to non-cash Realized Capital Gains shall not be due and
owing  to   InvestAmerica   until  the  cash  is   received   by  the   Company.
Notwithstanding  the  foregoing,  in the event this  Agreement is replaced by an agreement having substantially similar terms, no payment pursuant to Section 5.2 shall be payable to InvestAmerica, but any payments accruing pursuant to Section
5.2 shall be payable pursuant to the terms of any such replacement agreement.

          (c) Payment of incentive fees shall be made as follows:

               (i) To the extent payable, incentive fees shall be paid, in cash, in arrears on the last business day of each fiscal quarter in the fiscal year.

               (ii) The incentive fee shall be retroactively adjusted as soon as practicable  following  completion  of the  valuations at the end of each fiscal year in which this  Agreement is in effect to reflect the actual  incentive  fee
due  and  owing  to   InvestAmerica,   and  if  such  adjustment   reveals  that
InvestAmerica  has  received  more  incentive  fee income than it is entitled to hereunder,  InvestAmerica shall promptly reimburse the Company for the amount of the excess.

     Section 6. Liability and Indemnification of InvestAmerica.

     6.1  Neither   InvestAmerica,   nor   any  of  its   officers,   directors,
shareholders,  employees, agents or Affiliates,  whether past, present or future
(collectively,  the "Indemnified  Parties"),  shall be liable to the Company, or any of its  Affiliates  for any error in  judgment or mistake of law made by the
Indemnified  Parties  in  connection  with  any  investment  made  by or for the
Company,  provided such error or mistake was made in good faith and was not made in bad faith or as a result of gross  negligence  or willful  misconduct  of the
Indemnified  Parties. The Company confirms that in performing services hereunder
InvestAmerica  will  be  an  agent  of  the  Company  for  the  purpose  of  the indemnification provisions of the Bylaws of the Company subject, however, to the same  limitations  as though  InvestAmerica  were a  director  or officer of the
Company.  InvestAmerica shall not be liable to the Company,  its shareholders or its creditors,  except for violations of law or for conduct which would preclude
InvestAmerica  from being indemnified  under such provisions.  The provisions of this Section 6.1 shall survive termination of this Agreement.

     6.2  Individuals who are Affiliates of InvestAmerica  and are also officers or directors of the Company as well as other  InvestAmerica  officers performing duties  within  the scope of this  Agreement  on behalf of the  Company  will be covered  by any  directors  and  officers  insurance  policy  maintained  by the
Company.

     Section 7. Shareholder Approval; Term.

     The  Company  represents  that  this  Agreement  has been  approved  by the
Company's  Board of Directors in accord with Rule 15a-4 adopted  pursuant to the
ICA. This Agreement  shall continue in effect for no more than one hundred fifty
(150)  days from the date  hereof  and shall  automatically  terminate  upon the effectiveness of a replacement advisory agreement for the Company. The foregoing notwithstanding,  this  Agreement  may be terminated by the Company at any time, without  payment  of  any  penalty,  on  sixty  (60)  days'  written  notice  to
InvestAmerica  if the  decision  to  terminate  has  been  made by the  Board of
Directors or by vote of the holders of a majority, as defined in the ICA, of the
Company's outstanding voting securities.

     InvestAmerica may also terminate this Agreement on sixty (60) days' written notice  to  the  Company;  provided,  however,  that  InvestAmerica  may  not so terminate this Agreement unless another  investment  advisory agreement has been approved  by the vote of a  majority,  as defined in the ICA,  of the  Company's outstanding  shares  and by the Board of  Directors,  including  a  majority  of members who are not parties to such agreement or interested  persons of any such party. Upon receipt of any such notice from  InvestAmerica,  the Company will in good faith use its best  efforts to cause an  advisory  agreement  to be entered into by the Company with a suitable investment adviser.

     Section 8. Assignment.

     This Agreement may not be assigned by any party without the written consent of the other and any assignment,  as defined in the ICA, by InvestAmerica  shall automatically terminate this Agreement.

     Section 9. Amendments.

     This Agreement may be amended only by an instrument in writing  executed by all parties.

     Section 10. Governing Law.

     This  Agreement  shall be  construed  and enforced in  accordance  with and governed by the laws of the State of Delaware.

                            [Signature page follows.]

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement to be effective as of the date first above written.

                                       THE COMPANY:
                                       MACC PRIVATE EQUITIES, INC.
                                       A Delaware corporation

                                       By:          /s/ David R. Schroder
                                          --------------------------------------
                                              David R. Schroder
                                              President and Secretary

                                       INVESTAMERICA:
                                       INVESTAMERICA INVESTMENT ADVISORS, INC.
                                       A Delaware corporation

                                       By:          /s/ Robert A. Comey
                                          --------------------------------------
                                              Robert A. Comey
                                              Executive Vice President